Exhibit 99.(d)(1)(c)

ADVANCED SERIES TRUST

Amended Schedule “A”

Portfolio	Contractual Fee Rate
AST Academic Strategies Asset Allocation Portfolio

Fund-of-Funds Segments/Sleeves:
0.72% of average daily net assets

Non Fund-of-Funds Segments/Sleeves:
0.71% of average daily net assets to $300 million;
0.70% on next $200 million of average daily net assets;
0.69% on next $250 million of average daily net assets;
0.68% on next $2.5 billion of average daily net assets;
0.67% on next $2.75 billion of average daily net assets;
0.64% on next $4 billion of average daily net assets;
0.62% over $10 billion of average daily net assets

AST Advanced Strategies Portfolio

0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST AQR Emerging Markets Equity Portfolio

1.09% of average daily net assets to $300 million;

1.08% on next $200 million of average daily net assets;

1.07% on next $250 million of average daily net assets;

1.06% on next $2.5 billion of average daily net assets;

1.05% on next $2.75 billion of average daily net assets;

1.02% on next $4 billion of average daily net assets;

1.00% over $10 billion of average daily net assets

AST AQR Large-Cap Portfolio

0.74% of average daily net assets up to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

AST Balanced Asset Allocation Portfolio	0.15% of average daily net assets
AST BlackRock Global Strategies Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST BlackRock iShares ETF Portfolio

0.89% of average daily net assets up to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets

AST Herndon Large-Cap Value Portfolio

0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST Bond Portfolio 2015*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2016*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2017*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2018*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2019*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2020*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2021*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2022*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2023*	0.65% of average daily net assets to $500 million;

0.63% on next $4.5 billion of average daily net assets; 0.62% on next $5 billion of average daily net assets; 0.61% over $10 billion of average daily net assets
AST Bond Portfolio 2024*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Bond Portfolio 2025*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST Capital Growth Asset Allocation Portfolio	0.15% of average daily net assets
AST ClearBridge Dividend Growth Portfolio

0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;

0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;

0.80% on next $2.75 billion of average daily net assets;

0.77% on next $4 billion of average daily net assets;

0.75% over $10 billion of average daily net assets

AST Cohen & Steers Realty Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST Defensive Asset Allocation Portfolio	0.15% of average daily net assets
AST Federated Aggressive Growth Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

AST FI Pyramis® Asset Allocation Portfolio

0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST First Trust Balanced Target Portfolio

0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST Franklin Templeton Founding Funds Allocation Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

AST Franklin Templeton Founding Funds Plus Portfolio	0.02% of average daily net assets
AST Global Real Estate Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST Goldman Sachs Concentrated Growth Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets

AST Goldman Sachs Large-Cap Value Portfolio

0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets

AST Goldman Sachs Mid-Cap Growth Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST Goldman Sachs Multi-Asset Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets; and
0.85% over $10 billion of average daily net assets

AST Goldman Sachs Small-Cap Value Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

AST High Yield Portfolio

0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets

AST International Growth Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST International Value Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST Investment Grade Bond Portfolio*

0.65% of average daily net assets to $500 million;
0.63% on next $4.5 billion of average daily net assets;
0.62% on next $5 billion of average daily net assets;
0.61% over $10 billion of average daily net assets

AST J.P. Morgan Global Thematic Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

AST J.P. Morgan International Equity Portfolio

0.99% of average daily net assets to $75 million;
0.84% on next $225 million of average daily net assets;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST J.P. Morgan Strategic Opportunities Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST Jennison Large-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets; 0.82% on next $4 billion of average daily net assets; 0.80% over $10 billion of average daily net assets
AST Jennison Large-Cap Value Portfolio

0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets

AST Large-Cap Value Portfolio

0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets

AST Multi-Sector Fixed Income Portfolio

0.69% of average daily net assets to $300 million;

0.68% on next $200 million of average daily net assets;

0.67% on next $250 million of average daily net assets;

0.66% on next $2.5 billion of average daily net assets;

0.65% on next $2.75 billion of average daily net assets;

0.62% on next $4 billion of average daily net assets;

0.60% over $10 billion of average daily net assets

AST Lord Abbett Core Fixed Income Portfolio

0.79% of average daily net assets to $300 million;
0.78% on next $200 million of average daily net assets;
0.77% on next $250 million of average daily net assets;
0.76% on next $2.5 billion of average daily net assets;
0.75% on next $2.75 billion of average daily net assets;
0.72% on next $4 billion of average daily net assets;
0.70% over $10 billion of average daily net assets

AST Loomis Sayles Large-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets

AST MFS Global Equity Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST MFS Growth Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets
AST MFS Large-Cap Value Portfolio

0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST Mid-Cap Value Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

AST Moderate Asset Allocation Portfolio	0.15% of average daily net assets
AST Money Market Portfolio

0.49% of average daily net assets to $300 million;
0.48% on next $200 million of average daily net assets;
0.47% on next $250 million of average daily net assets;
0.46% on next $2.5 billion of average daily net assets;
0.45% on next $2.75 billion of average daily net assets;
0.42% on next $4 billion of average daily net assets;
0.40% over $10 billion of average daily net assets

AST Neuberger Berman Core Bond Portfolio

0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets

AST Neuberger Berman Mid-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $250 million of average daily net assets;
0.81% on next $2.25 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $250 million of average daily net assets;
0.81% on next $2.25 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST New Discovery Asset Allocation Portfolio

0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $750 million of average daily net assets;
0.78% on next $2 billion of average daily net assets;
0.75% on next $4 billion of average daily net assets;
0.73% over $10 billion of average daily net assets

AST Parametric Emerging Markets Equity Portfolio

1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets

AST PIMCO Total Return Bond Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST PIMCO Limited Maturity Bond Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST Preservation Asset Allocation Portfolio	0.15% of average daily net assets
AST Prudential Core Bond Portfolio

0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets

AST Prudential Growth Allocation Portfolio

0.84% of average daily net assets to $300 million;
0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST QMA Emerging Markets Equity Portfolio

1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets

AST QMA Large-Cap Portfolio

0.74% of average daily net assets up to $300 million;

0.73% on next $200 million of average daily net assets;

0.72% on next $250 million of average daily net assets;

0.71% on next $2.5 billion of average daily net assets;

0.70% on next $2.75 billion of average daily net assets;

0.67% on next $4 billion of average daily net assets;

0.65% over $10 billion of average daily net assets

AST QMA US Equity Alpha Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST Quantitative Modeling Portfolio	0.25% of average daily net assets
AST RCM World Trends Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets; and
0.85% over $10 billion of average daily net assets.

AST Schroders Global Tactical Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

AST Schroders Multi-Asset World Strategies Portfolio

1.09% of average daily net assets to $300 million;
1.08% on next $200 million of average daily net assets;
1.07% on next $250 million of average daily net assets;
1.06% on next $2.5 billion of average daily net assets;
1.05% on next $2.75 billion of average daily net assets;
1.02% on next $4 billion of average daily net assets;
1.00% over $10 billion of average daily net assets

AST Small-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets

AST Small-Cap Value Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets

AST T. Rowe Price Asset Allocation Portfolio	0.84% of average daily net assets to $300 million;

0.83% on next $200 million of average daily net assets;
0.82% on next $250 million of average daily net assets;
0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST T. Rowe Price Equity Income

0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets

AST T. Rowe Price Large-Cap Growth Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $250 million of average daily net assets;
0.81% on next $2.25 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST T. Rowe Price Natural Resources Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets

AST Templeton Global Bond Portfolio

0.79% of average daily net assets to $300 million;
0.78% on next $200 million of average daily net assets;
0.77% on next $250 million of average daily net assets;
0.76% on next $2.5 billion of average daily net assets;
0.75% on next $2.75 billion of average daily net assets;
0.72% on next $4 billion of average daily net assets;
0.70% over $10 billion of average daily net assets

AST Wellington Management Hedged Equity Portfolio

0.99% of average daily net assets to $300 million;
0.98% on next $200 million of average daily net assets;
0.97% on next $250 million of average daily net assets;
0.96% on next $2.5 billion of average daily net assets;
0.95% on next $2.75 billion of average daily net assets;
0.92% on next $4 billion of average daily net assets;
0.90% over $10 billion of average daily net assets

AST Western Asset Core Plus Bond Portfolio

0.69% of average daily net assets to $300 million;
0.68% on next $200 million of average daily net assets;
0.67% on next $250 million of average daily net assets;
0.66% on next $2.5 billion of average daily net assets;
0.65% on next $2.75 billion of average daily net assets;
0.62% on next $4 billion of average daily net assets;
0.60% over $10 billion of average daily net assets

AST Western Asset Emerging Markets Debt Portfolio	0.84% of average daily net assets to $300 million; 0.83% on next $200 million of average daily net assets; 0.82% on next $250 million of average daily net assets;

0.81% on next $2.5 billion of average daily net assets;
0.80% on next $2.75 billion of average daily net assets;
0.77% on next $4 billion of average daily net assets;
0.75% over $10 billion of average daily net assets

AST T. Rowe Price Growth Opportunities Portfolio

0.89% of average daily net assets to $300 million;

0.88% on next $200 million of average daily net assets;

0.87% on next $250 million of average daily net assets;

0.86% on next $2.5 billion of average daily net assets;

0.85% on next $2.75 billion of average daily net assets;

0.82% on next $4 billion of average daily net assets;

0.80% over $10 billion of average daily net assets

* The current contractual investment management fee for each of the AST Bond Portfolio 2015, AST Bond Portfolio 2016, AST Bond Portfolio 2017, AST Bond Portfolio 2018, AST Bond Portfolio 2019, AST Bond Portfolio 2020, AST Bond Portfolio 2021, AST Bond Portfolio 2022, AST Bond Portfolio 2023, AST Bond Portfolio 2024, AST Bond Portfolio 2025 and AST Investment Grade Bond Portfolio is subject to certain breakpoints.   The assets of each Portfolio will be aggregated for purposes of determining the fee rate applicable to each Portfolio.

Fee Schedule revised and restated as of February 25, 2013, as further revised as of April 29, 2013 and November 19, 2013.